CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" and "Custodians and Independent Auditors" and to the incorporation by reference of our report dated February 4, 1997 in this Registration Statement (Form N-1A No. 811-5221) of Seligman Portfolios, Inc.


                                       /s/ ERNST & YOUNG LLP
                                       ---------------------------
                                           ERNST & YOUNG LLP


New York, New York
April 10, 1997